UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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E. I. du Pont de Nemours and Company
(Name of Registrant as Specified In Its Charter)

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The email below was sent to certain employees of E. I. du Pont de Nemours and Company (“DuPont”) on April 9, 2015:

An all-employee message from Ellen Kullman, Chair and CEO of DuPont.

Dear Colleagues,

Today we issued a letter to DuPont Shareholders [hyperlink] regarding the great strength of DuPont’s Board of Directors, and their vital role in overseeing our strategic transformation to create a higher growth, higher value company.

I encourage you to read the letter — and to take a few minutes to consider the truly outstanding qualities of our Board. Each of our directors brings skills that are critical to the oversight of a global, innovation-driven science company. Together, these business leaders comprise a world-class Board that is broadly admired and sets a high standard for corporate governance.

I know that we are all proud of the progress we have made at DuPont, and we feel both the importance and momentum of our transformation. Thousands of our colleagues across the globe deserve credit for our strong results — as does our Board. Our directors form a governance body that consistently challenges the status quo and brings a wealth of experience and insight in very specialized and technical areas. Together we have set a course for the next generation DuPont to deliver higher growth and higher value today and over the long term. For these reasons, I feel very strongly that we should support all of our directors in the proxy contest launched by Trian.

Those of you who are shareholders will soon receive today’s letter by mail, along with a WHITE proxy card.  By voting the WHITE proxy card “FOR” all of DuPont’s director nominees for each account through which you own DuPont stock, you will support our outstanding Board and the continuation of the strategy that is delivering so much value.

Let me remind you that it is also very important that you not return any “gold” proxy cards at all, even to withhold your vote.  If you return a “gold” proxy card, it will revoke any previous WHITE proxy card that you may have submitted in support of your DuPont Board nominees. It is important to note that, depending on how you hold your shares, the Trian card may be a very pale gold and may not be easy to distinguish from our WHITE card. However, the word “gold” will appear on the Trian proxy card. Therefore, please read any materials you receive carefully, as your vote on the WHITE proxy card is important. To prevent error, it is best to discard any proxy materials you receive from Trian.

Every vote is important, no matter how many or how few shares you own, and we encourage you to vote well in advance of the Annual Shareholders Meeting on May 13th. In fact, employees holding shares through DuPont’s plans should review the instructions they receive from the Plan Trustee with respect to specific plan voting deadlines. Voting is fast and simple, but if you have any questions at all about the voting process, please contact the firm assisting us on this matter: Innisfree M&A Incorporated at (877) 750-9501 (toll free) or (412) 232-3651.

Let me close by saying it’s a personal privilege to serve with our directors. Spend a few minutes with today’s shareholder letter — don’t miss this opportunity to get to know your Board better. Like all of us, they are intent on delivering for our customers — and building value for our shareholders.

Ellen

Forward Looking Statements

This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning.  All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

DuPont has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. DUPONT STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

DuPont, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from DuPont stockholders in connection with the matters to be considered at DuPont’s 2015 Annual Meeting. Information about DuPont’s directors and executive officers is available in DuPont’s definitive proxy statement, filed with the SEC on March 23, 2015, for its 2015 Annual Meeting. To the extent holdings of DuPont’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with DuPont’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by DuPont with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at DuPont’s website at www.dupont.com or by contacting DuPont Investor Relations at (302) 774-4994.